UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 26, 2013

HARLAND CLARKE HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133253	84-1696500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10931 Laureate Drive, San Antonio, Texas 78249
(Address of Principal Executive Offices) (Zip Code)

(210) 697-8888
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

The Company is amending its previously filed Form 8-K, dated February 26, 2013, to correct certain errors in its Investor Presentation dated February 26, 2013.The Investor Presentation, attached to this report as Exhibit 99.1 and incorporated by reference herein, has been revised to correct the Adjusted Revenue and EBITDA reconciliation values in the Appendix on slide 35.  No other changes were made to the Investor Presentation filed with the SEC on February 26, 2013.

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Investor Presentation dated February 26, 2013

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLAND CLARKE HOLDINGS CORP.
By:	/s/ Martin Wexler
Name: Martin Wexler
Title: Vice President and Treasurer

Date: March 1, 2013